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                                                                    EXHIBIT 23.5

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the use of our report dated October 12, 1999 (except Note I for which the date is October 21, 1999) with respect to the financial statements of Thistledown, Inc., in the Registration Statement on Form S-1 of MI Entertainment Corp. for the registration of its Class A Subordinate Voting Stock.



January 14, 2000                                  Hill, Barth & King LLC
Boardman, Ohio                                    Certified Public Accountants